                            Schedule 14A Information

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                            Washington Federal, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        (1)    Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

        (2)    Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

        (4)    Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

        (5)    Total fee paid:

        ------------------------------------------------------------------------

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)    Amount Previously Paid:

        ------------------------------------------------------------------------

        (2)    Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

        (3)    Filing Party:

        ------------------------------------------------------------------------

        (4)    Date Filed:

        ------------------------------------------------------------------------

                         Washington Federal, Inc. Logo
                                425 PIKE STREET
                         SEATTLE, WASHINGTON 98101-2334
                                 (206) 624-7930

                                                               December 21, 2001

Dear Stockholder:

     You are invited to attend our Annual Meeting of Stockholders to be held on Wednesday, January 23, 2002 at 2:00 p.m. at the Seattle Sheraton Hotel, 1400 Sixth Avenue, Seattle, Washington.

     We hope you can attend this meeting in person, but whether or not you plan to attend, it would be very helpful if you would sign the enclosed proxy card and return it in the envelope provided. Please do this immediately so that we can SAVE YOUR COMPANY THE TIME AND EXPENSE OF CONTACTING YOU AGAIN. Your vote is important regardless of the number of shares you own. Voting by proxy will not prevent you from voting in person if you attend the meeting, but will assure that your vote will be counted if you are unable to attend.

     If you have any questions, please do not hesitate to contact us.

                                         Sincerely,

                                         /s/ ROY M. WHITEHEAD
                                         Roy M. Whitehead
                                         President and
                                         Chief Executive Officer

                         Washington Federal, Inc. Logo
                                425 PIKE STREET
                         SEATTLE, WASHINGTON 98101-2334
                                 (206) 624-7930

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 23, 2002

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Washington Federal, Inc. ("Washington Federal") will be held at the Seattle Sheraton Hotel, 1400 Sixth Avenue, Seattle, Washington, on Wednesday, January 23, 2002, at 2:00 p.m., Pacific Time, for the following purposes:

        1. To elect two directors for a three-year term and until their successors are elected and qualified;

        2. To consider and approve the adoption of the Washington Federal 2001 Long-Term Incentive Plan;

        3. To ratify the appointment of Deloitte & Touche LLP as Washington Federal's independent auditors for fiscal 2002; and

        4. To transact such other business as may properly come before the meeting or any adjournment thereof.

    The Board of Directors of Washington Federal has fixed November 30, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only those Stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.

                                             By Order of the Board of Directors

                                             Edwin C. Hedlund Signature
                                             Edwin C. Hedlund
                                             Secretary
December 21, 2001
Seattle, Washington

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                            WASHINGTON FEDERAL, INC.

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                                JANUARY 23, 2002

     This Proxy Statement is furnished to the holders of the Common Stock, $1.00 par value per share ("Common Stock"), of Washington Federal, Inc. ("Washington Federal" or the "Company"), the parent holding company for Washington Federal Savings, a federally-chartered savings association, in connection with the solicitation of proxies by the Board of Directors of the Company, to be used at the Annual Meeting of Stockholders to be held at the Seattle Sheraton Hotel, 1400 Sixth Avenue, Seattle, Washington, on Wednesday, January 23, 2002, at 2:00 p.m., and at any adjournment thereof (the "Annual Meeting"), for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about December 21, 2001.

     The proxy solicited hereby, if properly signed and returned and not revoked prior to its use, will be voted in accordance with the instructions given thereon. If no instructions are so specified, then the proxy will be voted for the persons nominated to be directors by the Board of Directors, for the approval of the Washington Federal 2001 Long-Term Incentive Plan, for the ratification of the appointment of Deloitte & Touche LLP as independent auditors for fiscal 2002 and, upon the transaction of such other business as may properly come before the Annual Meeting, in accordance with the best judgment of the persons appointed as proxies. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing written notice thereof with the Secretary of Washington Federal (Edwin C. Hedlund, Washington Federal, Inc., 425 Pike Street, Seattle, Washington 98101); (ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the meeting and notifying the Secretary of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

VOTING SECURITIES

     Only stockholders of record at the close of business on November 30, 2001 (the "Voting Record Date") will be entitled to vote at the Annual Meeting. On the Voting Record Date, 57,581,089 shares of Common Stock were issued and outstanding and the Company had no other class of equity securities issued and outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on matters other than the election of directors, in respect of which cumulative voting is permitted, as discussed below under "Information with Respect to Nominees for Directors, Directors Whose Terms Continue and Executive Officers."

VOTE REQUIRED

     The election of the Company's directors requires a plurality of the votes represented in person or by proxy at the Annual Meeting. The affirmative vote of the holders of a majority of the total votes eligible to be cast in person or by proxy at the Annual Meeting is required for approval of the proposal to approve the Washington Federal 2001 Long-Term Incentive Plan. The proposal to ratify the appointment of Deloitte & Touche LLP as independent auditors and any other business that properly may come before the Annual Meeting require that the votes cast in favor of such proposal exceed the votes cast against such proposal.

EFFECT OF AN ABSTENTION AND BROKER NON-VOTES

     A stockholder who abstains from voting on any or all proposals will be included in the number of stockholders present at the Annual Meeting for the purpose of determining the presence of a quorum. Abstentions will not be counted either in favor of or against the election of the nominees or any other proposal. Under the rules of the National Association of Securities Dealers, brokers holding stock for the accounts of their clients who have not been given specific voting instructions as to a matter by their clients may vote their clients' proxies in their own discretion.

PRINCIPAL HOLDERS OF VOTING SECURITIES

     The following table sets forth information as of October 1, 2001 with respect to ownership of the Common Stock by all directors and executive officers of Washington Federal as a group. As of October 1, 2001, no person or entity beneficially owned 5% or more of the issued and outstanding Common Stock.

                                              AMOUNT AND NATURE
                                                OF BENEFICIAL
    NAME AND ADDRESS OF BENEFICIAL OWNER        OWNERSHIP(1)       PERCENT OF CLASS
    ------------------------------------      -----------------    ----------------
All directors and executive officers as a
  group (13 persons)........................      1,314,609(2)          2.27%(3)

------------------------------
(1) Pursuant to rules promulgated by the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as amended ("Exchange Act"), a person is considered to beneficially own shares of Common Stock if he or she has or shares: (1) voting power, which includes the power to vote, or direct the voting of the shares; or (2) investment power, which includes the power to dispose, or direct the disposition of the shares.

(2) Includes ownership of options to purchase Common Stock that may be exercised by all executive officers as a group prior to December 31, 2001 aggregating 127,014 shares. Also includes 26,609 shares held by the Washington Federal Savings Profit Sharing Retirement and Employee Stock Ownership Plan (the "Retirement Plan") for the benefit of executive officers of Washington Federal. Directors, unless current or former employees of Washington Federal, do not participate in the Retirement Plan. The Retirement Plan is a qualified, defined contribution profit sharing and employee stock ownership plan maintained for all eligible employees of Washington Federal that invests primarily in U.S. Government and federal agency securities, certificates of deposit and similar instruments issued by Washington Federal and other financial institutions. Employees have the option of directing 401(k) contributions and earnings thereon to a variety of mutual funds. The shares of Common Stock of Washington Federal held by the Retirement Plan are voted by the trustees of such plan, but their disposition can be directed only by the employee to whose account the shares are allocated. The trustees of the Retirement Plan are Karen S. Carlson, Arline T. Fonda and Ronald L. Saper, all of whom are full or part-time employees of Washington Federal Savings.

(3) The percentage of outstanding shares of Common Stock is based on the 57,861,561 shares of Common Stock issued and outstanding on October 1, 2001, plus options to purchase 127,014 shares of Common Stock that are exercisable by executive officers as a group prior to December 31, 2001.

              INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTORS,
             DIRECTORS WHOSE TERMS CONTINUE AND EXECUTIVE OFFICERS

GENERAL

     The Restated Articles of Incorporation of Washington Federal provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible, and that the members of each class shall be elected for terms of three years and until their successors are elected and qualified, with one of the three classes of directors to be elected each year. The number of directors currently authorized by Washington Federal's Bylaws is nine; however, the number of authorized directors will be reduced to eight effective January 1, 2002 upon the retirement of Mr. Richard C. Reed.

     Pursuant to Washington Federal's Restated Articles of Incorporation, at each election of directors every stockholder entitled to vote has the right to vote, in person or by proxy, the number of shares owned by him or her for as many persons as there are directors to be elected, or to cumulate his or her votes by giving one candidate as many votes as the number of such directors to be elected multiplied by the number of his or her shares shall equal, or by distributing such votes on the same principle among any number of candidates. In the event that cumulative voting is in effect, it is the intention of the persons named in the accompanying proxy to vote cumulatively for the election as directors the nominees listed in the table that follows. The accompanying proxy cannot be voted for any person who is not a nominee of the Board of Directors.

     At the Annual Meeting, stockholders of Washington Federal will be asked to elect two directors of Washington Federal for a three-year term and until their successors are elected and qualified. The two nominees for election as directors to a three-year term are Anna C. Johnson and Charles R. Richmond. Both nominees were selected by the Nominating Committee of the Board of Directors and currently serve as directors of Washington Federal. There are no arrangements or understandings between the persons named and any other person pursuant to which such person was selected as a nominee for election as a director at the Annual Meeting, and no director or nominee for director is related to any other director or executive officer of Washington Federal by blood, marriage or adoption.

     If either person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors of Washington Federal. Alternatively, under such circumstances the Board of Directors of Washington Federal may reduce the number of directors of Washington Federal.

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTORS AND CONTINUING DIRECTORS

     The following tables set forth information relating to the nominees of Washington Federal for election as directors and directors of Washington Federal whose terms continue.

                 NOMINEES FOR THREE-YEAR TERM EXPIRING IN 2005

                                    POSITIONS WITH                      COMMON STOCK OWNED
                                      WASHINGTON                   DIRECTLY OR INDIRECTLY AS OF
                                 FEDERAL AND PRINCIPAL                 OCTOBER 1, 2001(2)(3)
                                   OCCUPATION DURING    DIRECTOR   -----------------------------
          NAME             AGE      PAST FIVE YEARS     SINCE(1)      NO.           PERCENTAGE
-------------------------  ---   ---------------------  --------   ----------      -------------
Anna C. Johnson            50    Director; Senior         1995        2,569              --%
                                 Partner, Scan East
                                 West Travel, Seattle,
                                 Washington.
Charles R. Richmond        62    Director; former         1995      199,101(4)         0.34%
                                 Executive Vice
                                 President and
                                 Secretary of
                                 Washington Federal
                                 Savings.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                   THAT THE NOMINEES BE ELECTED AS DIRECTORS.

                     DIRECTORS WITH TERMS EXPIRING IN 2003

                                    POSITIONS WITH                      COMMON STOCK OWNED
                                      WASHINGTON                   DIRECTLY OR INDIRECTLY AS OF
                                 FEDERAL AND PRINCIPAL                 OCTOBER 1, 2001(2)(3)
                                   OCCUPATION DURING    DIRECTOR   -----------------------------
          NAME             AGE      PAST FIVE YEARS     SINCE(1)      NO.           PERCENTAGE
-------------------------  ---   ---------------------  --------   ---------       -------------
John F. Clearman           64    Director; former         1996      10,684             0.02%
                                 Chief Financial
                                 Officer of Milliman
                                 USA Inc.; former
                                 President and Chief
                                 Executive Officer of
                                 N.C. Machinery Co.;
                                 Director of Esterline
                                 Corporation.
H. Dennis Halvorson        62    Director; former         1996      15,879             0.03%
                                 President and Chief
                                 Executive Officer of
                                 United Bank, a
                                 Savings Bank.
Roy M. Whitehead           49    Director; Chief          1999      34,035(4)          0.06%
                                 Executive Officer of
                                 Washington Federal
                                 since October 2000;
                                 President of
                                 Washington Federal
                                 since April 1999 and
                                 Executive Vice
                                 President from
                                 September 1998 to
                                 April 1999; Regional
                                 Vice President of
                                 Wells Fargo Bank,
                                 N.A., from June 1997
                                 to September 1998;
                                 previously served as
                                 President of Wells
                                 Fargo Bank of
                                 Colorado and
                                 predecessor
                                 organization.

                     DIRECTORS WITH TERMS EXPIRING IN 2004

                                   POSITIONS WITH                      COMMON STOCK OWNED
                                     WASHINGTON                   DIRECTLY OR INDIRECTLY AS OF
                                FEDERAL AND PRINCIPAL                 OCTOBER 1, 2001(2)(3)
                                  OCCUPATION DURING    DIRECTOR   -----------------------------
          NAME            AGE      PAST FIVE YEARS     SINCE(1)      NO.           PERCENTAGE
------------------------  ---   ---------------------  --------   ----------      -------------
Kermit O. Hanson          85    Director; Dean           1966       18,100            0.03%
                                Emeritus Graduate
                                School of Business
                                Administration,
                                University of
                                Washington; Chairman
                                Emeritus, Pacific Rim
                                Bankers Program.
W. Alden Harris           68    Director; former         1967       75,820            0.13%
                                Executive Vice
                                President of
                                Washington Federal
                                Savings.
Guy C. Pinkerton          67    Chairman; former         1991      698,400(4)         1.21%
                                President and Chief
                                Executive Officer of
                                Washington Federal
                                Savings.

------------------------------
(1) Includes tenure as a director of Washington Federal Savings and its predecessors.

(2) Pursuant to rules promulgated by the SEC under the Exchange Act, a person is considered to beneficially own shares of Common Stock if he or she has or shares: (1) voting power, which includes the power to vote or direct the voting of the shares; or (2) investment power, which includes the power to dispose or direct the disposition of the shares.

(3) Based on information furnished by the respective directors. The percentage of outstanding shares of Common Stock is based on the 57,861,561 shares of Common Stock issued and outstanding on October 1, 2001, plus options to purchase shares of Common Stock that are exercisable by a director prior to December 31, 2001.

(4) Includes in the case of Messrs. Pinkerton, Richmond and Whitehead, options to purchase 29,133 shares, 65,262 shares and 13,200 shares of Common Stock, respectively, which are exercisable prior to December 31, 2001, as well as 7,085 shares of Common Stock, in the case of Mr. Whitehead, which are held pursuant to the Retirement Plan. Includes in the case of Mr. Whitehead, 6,000 shares of restricted stock, resulting from an original grant of 7,500 shares of restricted stock on December 13, 1999, twenty percent of which vests annually.

CERTAIN EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     The following table sets forth information concerning the current executive officers of Washington Federal who are not directors and who are listed in the Summary Compensation Table under "Executive Compensation" below.

                                                              COMMON STOCK OWNED
                                   POSITIONS WITH           DIRECTLY OR INDIRECTLY
                                     WASHINGTON                AS OF OCTOBER 1,
                               FEDERAL AND PRINCIPAL            2001(1)(2)(3)
                               OCCUPATION DURING PAST       ----------------------
       NAME         AGE              FIVE YEARS               NO.      PERCENTAGE
------------------  ---   --------------------------------  -------    -----------
Edwin C. Hedlund    45    Executive Vice President and      20,228        0.03%
                          Secretary; former Co-President
                          and Director of Phoenix Savings
                          Bank
Ronald L. Saper     51    Executive Vice President and      35,917        0.06%
                          Chief Financial Officer

------------------------------
(1) Pursuant to rules promulgated by the SEC under the Exchange Act, a person is considered to beneficially own shares of Common Stock if he or she has or shares: (1) voting power, which includes the power to vote, or direct the voting of the shares, or (2) investment power, which includes the power to dispose, or direct the disposition of the shares.

(2) Based on information furnished by the respective officers. The percentage of outstanding shares of Common Stock is based upon the 57,861,561 shares of Common Stock issued and outstanding on October 1, 2001, plus options to purchase shares of Common Stock that are exercisable by an executive officer prior to December 31, 2001.

(3) Includes in the case of Messrs. Hedlund and Saper, options to purchase 6,600 shares and 4,182 shares of Common Stock, respectively, which are exercisable prior to December 31, 2001, as well as 2,533 shares and 14,313 shares of Common Stock, respectively, which are held pursuant to the Retirement Plan. Includes in the case of Mr. Hedlund 3,000 shares of restricted stock, resulting from an original grant of 3,750 shares of restricted stock on December 31, 1999, twenty percent of which vests annually.

STOCKHOLDER NOMINATIONS

     Pursuant to Article IV, Section 4.15 of Washington Federal's Bylaws, stockholders of Washington Federal may name nominees for election to the Board of Directors by submitting such written nominations to the Secretary of Washington Federal at least ninety (90) days prior to the anniversary date of the mailing of proxy materials by Washington Federal in connection with the immediately preceding Annual Meeting of stockholders of Washington Federal. Such stockholder's notice shall set forth (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated;
(b) a representation that the stockholder is a holder of record of stock of Washington Federal entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC; and (e) the consent of each nominee to serve as director of Washington Federal if elected. If a nomination is made in accordance with applicable requirements, then ballots will be provided for use by stockholders at the stockholder meeting bearing the name of such nominee or nominees. No nominations for election as a director at the Annual Meeting were submitted to Washington Federal in accordance with the foregoing requirements.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under Section 16(a) of the Exchange Act, Washington Federal's directors and executive officers and any persons holding more than 10% of the outstanding Common Stock must report their ownership of Washington Federal's securities and any changes in that ownership to the SEC by specific dates. Washington Federal believes that during the fiscal year ended September 30, 2001, all of these filing requirements were satisfied by its directors and executive officers. In making the foregoing statement, Washington Federal has relied in part on representations of its directors and executive officers and copies of the reports that they have filed with the SEC.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

     The Board of Directors of Washington Federal held a total of ten meetings during the last fiscal year. No incumbent director attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors held during his or her tenure in office during the last fiscal year or the total number of all meetings held by all committees of the Board of Directors on which he or she served during such year, except Mr. Reed who attended only six of the ten monthly Board meetings held during the period, due to illness. Washington Federal paid its directors a $1,050 monthly retainer plus $675 for each meeting attended. Messrs. Kean and Mersereau, former directors who currently serve as directors emeriti, also receive the $1,050 monthly retainer. The Board of Directors has established Executive, Audit, Personnel and Stock Compensation and Nominating Committees. Directors were paid $400 (committee chairmen were paid $575) for each committee meeting attended, other than short meetings held in conjunction with regularly scheduled board meetings.

     The Board of Directors selects certain of its members to serve on its Executive Committee. The present Executive Committee consists of Messrs. Pinkerton (Chairman), Clearman, Harris and Whitehead. The Executive Committee is authorized to exercise all the authority of the Board of Directors in the management of Washington Federal between board meetings unless otherwise provided by the Bylaws of Washington Federal. The Executive Committee did not meet during the last fiscal year.

     The Board of Directors has a standing Audit Committee. The Audit Committee consists of Mr. Clearman (Chairman), Ms. Johnson and Mr. Reed. The members are independent as defined in Rule 4200(a)(15) of the National Association of Securities Dealers, Inc. listing standards. The Audit Committee reviews and accepts the reports of Washington Federal's independent auditors and the federal examiners. The Audit Committee met twice during the last fiscal year.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 "Communication with Audit Committees," as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent auditors, the independent auditors' independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

                                           AUDIT COMMITTEE

                                           John F. Clearman, Chairman
                                           Anna C. Johnson
                                           Richard C. Reed

     The Board of Directors has a standing Personnel and Stock Compensation Committee (the "Committee"). The Committee consists of Messrs. Harris (Chairman), Halvorson and Hanson. No member of the Committee has served as an officer or an employee of Washington Federal or Washington Federal Savings during the past five years. The Committee studies personnel and compensation recommendations made by the Chief Executive Officer and makes recommendations to the Board of Directors. Further, the Committee is authorized to act under Washington Federal's stock option plans to grant stock options, stock appreciation rights and performance shares. The Committee met two times during the last fiscal year.

     The Board of Directors has appointed three of its members to serve as a Nominating Committee in connection with the election of directors. For the present Annual Meeting, the Board of Directors appointed Messrs. Clearman (Chairman), Halvorson and Hanson to serve on the Nominating Committee. The Nominating Committee met one time during the last fiscal year.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth a summary of certain information concerning the compensation awarded or paid by or on behalf of Washington Federal for services rendered in all capacities during the last three fiscal years to the Chief Executive Officer and the top four other executive officers of Washington Federal whose total compensation during the last fiscal year exceeded $100,000 (the "Named Executives").

                                                                                    LONG-TERM COMPENSATION
                                                                               --------------------------------
                                               ANNUAL COMPENSATION                     AWARDS           PAYOUTS
                                      --------------------------------------   ----------------------   -------
                                                                               REGISTERED
NAME AND PRINCIPAL POSITION  FISCAL                           OTHER ANNUAL       STOCK       OPTIONS/    LTIP        ALL OTHER
    DURING FISCAL 2001        YEAR    SALARY(1)   BONUS(2)   COMPENSATION(3)    AWARD(S)     SARS(#)    PAYOUTS   COMPENSATION(4)
---------------------------  ------   ---------   --------   ---------------   ----------    --------   -------   ---------------
Guy C. Pinkerton(5)           2001    $150,975    $ 9,936           0                0             0       0          $19,470
 Chairman                     2000     351,950     15,258           0                0        19,998       0           38,544
                              1999     385,980          0           0                0             0       0           42,178
Roy M. Whitehead(5)           2001    $289,800    $ 7,200           0                0             0       0          $30,228
 President and                2000     260,750     11,218           0            7,500(6)     30,000       0           26,400
 Chief Executive Officer      1999     222,000          0           0                0             0       0           18,096
Edwin C. Hedlund              2001    $177,000    $ 4,500           0                0             0       0          $18,480
 Executive Vice President     2000     150,000      1,620           0            3,750(7)     15,000       0           15,939
 and Secretary                1999      31,827          0           0                0        10,000       0                0
Charles R. Richmond           2001    $183,300    $ 7,785           0                0             0       0          $22,352
 Former Executive Vice        2000     280,250     12,195           0                0         6,666       0           28,050
 President(8)                 1999     243,900          0           0                0             0       0           26,617
Ronald L. Saper               2001    $205,200    $ 5,877           0                0             0       0          $22,308
 Executive Vice President     2000     195,900      9,371           0                0        15,000       0           21,318
 and Chief Financial          1999     187,410          0           0                0             0       0           20,839
 Officer

------------------------------
(1) Includes directors' fees for Messrs. Pinkerton and Richmond. Includes amounts deferred by Messrs. Whitehead, Hedlund and Saper pursuant to the Retirement Plan, which permits deferrals pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"). During fiscal 2001, 2000 and 1999, Messrs. Pinkerton and Richmond did not defer amounts pursuant to the Retirement Plan.

(2) Represents cash profit sharing bonus paid to all officers and employees in fiscal years 2001 and 2000 upon reaching certain financial goals for the Company.

(3) Washington Federal owns automobiles for use by Messrs. Whitehead, Hedlund and Saper and certain other employees. Washington Federal also pays club dues and other miscellaneous benefits for certain executive officers. Washington Federal has concluded that the individual and aggregate amount of personal benefits provided, which are not reflected in the above table, did not exceed the lesser of $50,000 or 10% of the cash compensation reported above for each of the Named Executives.

(4) Consists of amounts allocated or paid by Washington Federal to the Named Executives pursuant to the Retirement Plan.

(5) Mr. Whitehead joined the Company as Executive Vice President in September 1998 and assumed Mr. Pinkerton's duties as President in April 1999 and Chief Executive Officer in October 2000. Mr. Pinkerton remains Chairman of the Company.

(6) Consists of shares of restricted stock which were granted to Mr. Whitehead on December 13, 1999. The September 30, 2001 aggregate value of such shares of restricted stock, of which 6,000 shares remain restricted, was $206,663. Twenty percent of the original grant vests annually.

(7) Consists of shares of restricted stock which were granted to Mr. Hedlund on December 13, 1999. The September 30, 2001 aggregate value of such shares of restricted stock, of which 3,000 shares remain restricted, was $103,331. Twenty percent of the original grant vests annually.

(8) Mr. Richmond retired from full-time employment on December 31, 2000 and is currently employed on a part-time basis by the Company.

OPTIONS/SARS GRANTED IN FISCAL 2001

     No stock options were granted to the Named Executives during the year ended September 30, 2001.

AGGREGATE OPTIONS/SARS EXERCISED IN FISCAL 2001 AND FISCAL YEAR END OPTION/ SAR VALUES

     The following table sets forth certain information with respect to the exercise of stock options during fiscal 2001 and outstanding stock options held by the Named Executives as of September 30, 2001.

                                                                                     VALUE OF UNEXERCISED
                                                       NUMBER OF UNEXERCISED       IN-THE-MONEY OPTIONS/SARS
                             SHARES                  OPTIONS/SARS AT YEAR END      AT SEPTEMBER 30, 2001(1)
                            ACQUIRED      VALUE     ---------------------------   ---------------------------
          NAME             ON EXERCISE   REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
-------------------------  -----------   --------   -----------   -------------   -----------   -------------
Guy C. Pinkerton              1,505      $  6,320     29,133          7,333        $150,001       $ 57,869
Roy M. Whitehead                  0             0     13,200         68,200         104,165        446,120
Edwin C. Hedlund                  0             0      6,600         20,900          52,074        132,451
Charles R. Richmond          63,000       904,511     65,262              0         618,851              0
Ronald L. Saper              85,563       974,799      4,182         22,287          28,609        146,177

------------------------------
(1) The indicated value is based on the $25.05 per share market value of the Common Stock at September 30, 2001, minus the exercise price.

REPORT OF THE PERSONNEL AND STOCK COMPENSATION COMMITTEE

     The Personnel and Stock Compensation Committee reviews and establishes management compensation and compensation policies and procedures. Following review and approval by the Committee, all issues pertaining to executive compensation are submitted to the full Board of Directors for its approval. The Committee also has responsibility for the grant of awards under Washington Federal's long-term incentive and stock option plans.

     Executive officer compensation adjustments were based on Washington Federal's overall performance in the past year and an analysis of compensation levels necessary to attract and maintain quality personnel. In this way, Washington Federal is able to compete for and retain talented executives who are critical to Washington Federal's long-term success and aligns the interests of those with the long-term interests of Washington Federal's stockholders.

     Executive compensation consists of three components: cash compensation, including base salary and incentive bonus; long-term incentive compensation in the form of stock options and grants; and executive benefits. The components are intended to provide incentives to achieve short-and long-range objectives of Washington Federal and to reward exceptional performance. Performance is evaluated not only with respect to Washington Federal's earnings but also with respect to comparable industry performance, the accomplishment of Washington Federal's business objectives and the individual's contribution to Washington Federal's core earnings and stockholder value. The competitiveness of Washington Federal's compensation structure is determined by a thorough review of compensation survey data collected by the Committee. To motivate job performance and to encourage growth in stockholder value, stock options are granted under Washington Federal's stock option plans to all executives and other personnel in order to encourage substantial contributions toward the overall success of Washington Federal. The Committee believes that this focuses attention on managing Washington Federal from the perspective of an owner with an equity stake in the business. With respect to executive benefits, executive officers receive all normal employee fringe benefits.

     In determining the overall compensation package for the Chief Executive Officer, the Committee considered each of the factors enumerated in the preceding paragraphs regarding compensation for executive officers of Washington Federal, as well as the financial performance achieved by Washington Federal during the past fiscal year. In addition to a high level of earnings, Washington Federal continued at or near the top of the financial industry for such key financial performance measures as return on average assets, return on average equity, capital and efficiency ratios. Additionally, the Committee reviewed various compensation packages provided to executive officers of publicly-traded financial institutions. The results of such review showed the Chief Executive Officer's overall compensation package to be below the median for chief executive officers of publicly-traded financial institutions of comparable size and performance.

                                           THE PERSONNEL AND STOCK
                                           COMPENSATION COMMITTEE

                                           W. Alden Harris, Chairman
                                           H. Dennis Halvorson
                                           Kermit O. Hanson

PERFORMANCE GRAPHS

     The following graphs compare the cumulative total return to Washington Federal stockholders (stock price appreciation plus reinvested dividends) to the cumulative total return of the Nasdaq Stock Market Index (U.S. Companies) and the Nasdaq Financial Stocks Index for the five year period ended September 30, 2001 and since Washington Federal Savings first became a publicly traded company on November 17, 1982, respectively. The graphs assume that $100 was invested on September 30, 1996 and November 17, 1982, respectively, in Washington Federal Common Stock, the Nasdaq Stock Market Index and the Nasdaq Financial Stocks Index, and that all dividends were reinvested. Management of Washington Federal cautions that the stock price performance shown in the graphs below should not be considered indicative of potential future stock price performance.
[GRAPH]

                                                          WFSL                       NASDAQ                    NASDAQ-FIN
                                                          ----                       ------                    ----------
09/30/96                                                 100.00                      100.00                      100.00
10/31/96                                                 102.56                       98.89                      104.43
11/29/96                                                 113.77                      105.02                      112.23
12/31/96                                                 113.24                      104.93                      112.92
01/31/97                                                 112.16                      112.37                      119.20
02/28/97                                                 121.00                      106.16                      125.93
03/31/97                                                 107.95                       99.23                      121.39
04/30/97                                                 114.96                      102.33                      124.12
05/30/97                                                 126.34                      113.92                      131.87
06/30/97                                                 123.05                      117.42                      141.25
07/31/97                                                 136.50                      129.79                      152.09
08/29/97                                                 131.67                      129.59                      150.85
09/30/97                                                 143.15                      137.27                      166.58
10/31/97                                                 143.53                      130.12                      167.26
11/28/97                                                 156.60                      130.81                      173.78
12/31/97                                                 152.95                      128.52                      189.05
01/30/98                                                 144.61                      132.59                      180.78
02/27/98                                                 148.96                      145.05                      190.74
03/31/98                                                 149.63                      150.41                      199.85
04/30/98                                                 152.82                      152.94                      202.35
05/29/98                                                 151.13                      144.45                      195.40
06/30/98                                                 150.11                      154.54                      195.78
07/31/98                                                 142.45                      152.74                      189.92
08/31/98                                                 123.96                      122.46                      154.67
09/30/98                                                 136.97                      139.45                      165.25
10/30/98                                                 147.61                      145.58                      177.22
11/30/98                                                 140.35                      160.38                      182.80
12/31/98                                                 147.61                      181.21                      187.69
01/29/99                                                 143.36                      207.50                      183.06
02/26/99                                                 138.13                      188.93                      181.52
03/31/99                                                 128.92                      203.22                      180.16
04/30/99                                                 137.28                      209.77                      193.42
05/28/99                                                 139.60                      203.96                      190.22
06/30/99                                                 139.21                      222.30                      193.34
07/30/99                                                 154.69                      218.29                      187.73
08/31/99                                                 149.59                      227.50                      180.67
09/30/99                                                 145.29                      227.82                      175.93
10/29/99                                                 144.32                      246.08                      189.96
11/30/99                                                 132.06                      276.00                      187.21
12/31/99                                                 124.95                      336.70                      180.40
01/31/00                                                 107.39                      324.26                      169.37
02/29/00                                                  98.17                      385.86                      152.65
03/31/00                                                 122.22                      377.89                      162.95
04/28/00                                                 113.24                      317.85                      158.50
05/31/00                                                 132.72                      279.50                      166.31
06/30/00                                                 120.03                      328.56                      158.60
07/31/00                                                 123.32                      310.77                      165.21
08/31/00                                                 136.48                      347.49                      177.32
09/29/00                                                 149.63                      302.46                      188.76
10/31/00                                                 148.71                      277.76                      178.03
11/30/00                                                 151.25                      214.88                      148.89
12/29/00                                                 180.09                      204.55                      160.04
01/31/01                                                 177.32                      229.22                      171.71
02/28/01                                                 180.89                      178.64                      162.50
03/30/01                                                 173.10                      153.29                      148.06
04/30/01                                                 179.48                      175.82                      163.31
05/31/01                                                 179.42                      175.40                      165.90
06/29/01                                                 174.12                      179.60                      170.60
07/31/01                                                 186.73                      168.68                      165.32
08/31/01                                                 177.04                      150.65                      157.10
09/28/01                                                 178.29                      125.70                      138.75

[GRAPH]

                                                          WFSL                       NASDAQ                    NASDAQ-FIN
                                                          ----                       ------                    ----------
11/17/82                                                   100                         100                         100
11/30/82                                                   120                         101                         100
12/31/82                                                   117                         101                         100
01/31/83                                                   140                         108                         103
02/28/83                                                   148                         114                         107
03/31/83                                                   157                         119                         113
04/29/83                                                   191                         128                         126
05/31/83                                                   207                         136                         128
06/30/83                                                   190                         140                         130
07/29/83                                                   197                         134                         131
08/31/83                                                   181                         129                         131
09/30/83                                                   200                         130                         137
10/31/83                                                   187                         121                         133
11/30/83                                                   194                         126                         137
12/30/83                                                   194                         123                         139
01/31/84                                                   197                         119                         141
02/29/84                                                   169                         112                         136
03/30/84                                                   162                         111                         138
04/30/84                                                   156                         110                         138
05/31/84                                                   147                         104                         131
06/29/84                                                   164                         107                         135
07/31/84                                                   169                         103                         134
08/31/84                                                   190                         114                         144
09/28/84                                                   221                         113                         148
10/31/84                                                   238                         112                         151
11/30/84                                                   265                         110                         154
12/31/84                                                   292                         112                         159
01/31/85                                                   288                         126                         172
02/28/85                                                   285                         129                         176
03/29/85                                                   326                         127                         179
04/30/85                                                   332                         128                         188
05/31/85                                                   356                         132                         197
06/28/85                                                   408                         135                         206
07/31/85                                                   394                         137                         208
08/30/85                                                   413                         136                         210
09/30/85                                                   404                         128                         203
10/31/85                                                   436                         134                         218
11/29/85                                                   463                         144                         234
12/31/85                                                   490                         150                         240
01/31/86                                                   583                         154                         250
02/28/86                                                   620                         166                         274
03/31/86                                                   606                         173                         285
04/30/86                                                   577                         177                         291
05/30/86                                                   587                         185                         307
06/30/86                                                   677                         187                         319
07/31/86                                                   692                         172                         302
08/29/86                                                   748                         177                         309
09/30/86                                                   669                         162                         284
10/31/86                                                   691                         167                         283
11/28/86                                                   659                         167                         278
12/31/86                                                   668                         162                         272
01/30/87                                                   715                         181                         292
02/27/87                                                   833                         197                         311
03/31/87                                                   833                         199                         313
04/30/87                                                   731                         193                         300
05/29/87                                                   703                         193                         293
06/30/87                                                   788                         197                         306
07/31/87                                                   894                         202                         307
08/31/87                                                   865                         211                         324
09/30/87                                                   842                         207                         313
10/30/87                                                   648                         151                         249
11/30/87                                                   612                         142                         242
12/31/87                                                   756                         154                         250
01/29/88                                                   844                         162                         270
02/29/88                                                   880                         172                         283
03/31/88                                                   872                         176                         285
04/29/88                                                   807                         178                         282
05/31/88                                                   847                         175                         279
06/30/88                                                   880                         187                         296
07/29/88                                                   840                         184                         295
08/31/88                                                   831                         180                         294
09/30/88                                                   954                         186                         303
10/31/88                                                   963                         183                         303
11/30/88                                                   880                         178                         296
12/30/88                                                   940                         183                         296
01/31/89                                                   973                         193                         306
02/28/89                                                   956                         193                         308
03/31/89                                                   934                         197                         315
04/28/89                                                  1119                         208                         327
05/31/89                                                  1202                         217                         334
06/30/89                                                  1304                         212                         334
07/31/89                                                  1427                         221                         346
08/31/89                                                  1455                         229                         364
09/29/89                                                  1733                         231                         365
10/31/89                                                  1493                         222                         346
11/30/89                                                  1446                         223                         339
12/29/89                                                  1353                         222                         329
01/31/90                                                  1345                         203                         306
02/28/90                                                  1459                         209                         309
03/30/90                                                  1591                         215                         305
04/30/90                                                  1518                         208                         290
05/31/90                                                  1682                         227                         297
06/29/90                                                  1632                         229                         292
07/31/90                                                  1624                         217                         278
08/31/90                                                  1379                         190                         254
09/28/90                                                  1314                         172                         224
10/31/90                                                  1254                         165                         216
11/30/90                                                  1363                         181                         233
12/31/90                                                  1487                         189                         241
01/31/91                                                  1562                         209                         254
02/28/91                                                  1768                         230                         283
03/28/91                                                  1856                         245                         298
04/30/91                                                  1975                         247                         316
05/31/91                                                  1960                         258                         329
06/28/91                                                  1990                         242                         326
07/31/91                                                  2111                         256                         348
08/30/91                                                  2231                         269                         372
09/30/91                                                  2201                         270                         365
10/31/91                                                  2218                         279                         375
11/29/91                                                  2142                         270                         365
12/31/91                                                  2399                         302                         395
01/31/92                                                  2493                         320                         414
02/28/92                                                  2333                         327                         436
03/31/92                                                  2325                         312                         442
04/30/92                                                  2425                         299                         463
05/29/92                                                  2230                         302                         484
06/30/92                                                  2506                         291                         482
07/31/92                                                  2456                         301                         495
08/31/92                                                  2340                         292                         486
09/30/92                                                  2429                         303                         497
10/30/92                                                  2499                         314                         508
11/30/92                                                  2639                         339                         541
12/31/92                                                  2522                         352                         574
01/29/93                                                  2519                         362                         597
02/26/93                                                  2745                         349                         611
03/31/93                                                  2849                         359                         636
04/30/93                                                  2843                         343                         610
05/28/93                                                  2582                         364                         597
06/30/93                                                  2712                         365                         615
07/30/93                                                  2866                         366                         637
08/31/93                                                  2866                         385                         654
09/30/93                                                  2993                         396                         672
10/29/93                                                  2834                         405                         662
11/30/93                                                  2596                         393                         635
12/31/93                                                  2768                         404                         655
01/31/94                                                  2674                         416                         666
02/28/94                                                  2586                         413                         658
03/31/94                                                  2542                         387                         647
04/29/94                                                  2521                         382                         668
05/31/94                                                  2655                         383                         699
06/30/94                                                  2610                         369                         699
07/29/94                                                  2576                         377                         709
08/31/94                                                  2606                         401                         727
09/30/94                                                  2466                         400                         707
10/31/94                                                  2148                         407                         685
11/30/94                                                  2156                         394                         657
12/30/94                                                  2103                         395                         653
01/31/95                                                  2250                         397                         675
02/28/95                                                  2449                         418                         708
03/31/95                                                  2449                         431                         715
04/28/95                                                  2539                         444                         735
05/31/95                                                  2825                         456                         757
06/30/95                                                  2724                         493                         789
07/31/95                                                  2721                         529                         827
08/31/95                                                  2909                         539                         871
09/29/95                                                  2972                         552                         891
10/31/95                                                  2890                         549                         906
11/30/95                                                  3048                         562                         952
12/29/95                                                  3237                         559                         973
01/31/96                                                  3062                         561                         975
02/29/96                                                  3000                         583                         989
03/29/96                                                  3052                         585                        1011
04/30/96                                                  2978                         633                        1006
05/31/96                                                  3066                         662                        1023
06/28/96                                                  2907                         632                        1028
07/31/96                                                  3049                         576                        1015
08/30/96                                                  3174                         608                        1086
09/30/96                                                  3389                         655                        1138
10/31/96                                                  3476                         648                        1188
11/29/96                                                  3856                         688                        1277
12/31/96                                                  3838                         687                        1285
01/31/97                                                  3801                         736                        1356
02/28/97                                                  4101                         695                        1433
03/31/97                                                  3659                         650                        1381
04/30/97                                                  3897                         670                        1412
05/30/97                                                  4282                         746                        1500
06/30/97                                                  4171                         769                        1607
07/31/97                                                  4627                         850                        1730
08/29/97                                                  4463                         849                        1716
09/30/97                                                  4852                         899                        1895
10/31/97                                                  4865                         852                        1903
11/28/97                                                  5308                         857                        1977
12/31/97                                                  5184                         842                        2151
01/30/98                                                  4901                         868                        2057
02/27/98                                                  5049                         950                        2170
03/31/98                                                  5072                         985                        2274
04/30/98                                                  5180                        1002                        2302
05/29/98                                                  5122                         946                        2223
06/30/98                                                  5088                        1012                        2227
07/31/98                                                  4828                        1000                        2161
08/31/98                                                  4201                         802                        1760
09/30/98                                                  4643                         913                        1880
10/30/98                                                  5003                         953                        2016
11/30/98                                                  4757                        1050                        2080
12/31/98                                                  5003                        1187                        2135
01/29/99                                                  4859                        1359                        2083
02/26/99                                                  4682                        1237                        2065
03/31/99                                                  4370                        1331                        2050
04/30/99                                                  4653                        1374                        2201
05/28/99                                                  4732                        1336                        2164
06/30/99                                                  4718                        1456                        2200
07/30/99                                                  5243                        1430                        2136
08/31/99                                                  5070                        1490                        2056
09/30/99                                                  4924                        1492                        2002
10/29/99                                                  4892                        1612                        2161
11/30/99                                                  4476                        1808                        2130
12/31/99                                                  4235                        2205                        2052
01/31/00                                                  3640                        2124                        1927
02/29/00                                                  3327                        2527                        1737
03/31/00                                                  4142                        2475                        1854
04/28/00                                                  3838                        2082                        1803
05/31/00                                                  4498                        1831                        1892
06/30/00                                                  4068                        2152                        1804
07/31/00                                                  4180                        2035                        1880
08/31/00                                                  4626                        2276                        2017
09/29/00                                                  5072                        1981                        2148
10/31/00                                                  5040                        1819                        2025
11/30/00                                                  5126                        1407                        1694
12/29/00                                                  6104                        1340                        1821
01/31/01                                                  6010                        1501                        1954
02/28/01                                                  6131                        1170                        1849
03/30/01                                                  5867                        1004                        1684
04/30/01                                                  6083                        1152                        1858
05/31/01                                                  6081                        1149                        1887
06/29/01                                                  5902                        1176                        1941
07/31/01                                                  6329                        1105                        1881
08/31/01                                                  6001                         987                        1787
09/28/01                                                  6043                         823                        1579

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE MANAGEMENT

     Washington Federal Savings will from time to time make mortgage loans to directors, executive officers and employees on the security of their residences at prevailing contractual interest rates. Management believes that these loans do not involve more than the normal risks of collectibility or present other unfavorable features. These loans are made on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons. Such loans made to directors and executive officers totaled $679,649 at September 30, 2001. Washington Federal Savings also makes loans secured by savings accounts to its non-executive officers and employees. These loans are made on the same terms as those prevailing for comparable loans to non-affiliated persons.

                       ADOPTION OF THE WASHINGTON FEDERAL
                         2001 LONG-TERM INCENTIVE PLAN

GENERAL

     The Board of Directors has adopted the 2001 Long-Term Incentive Plan ("Incentive Plan") which is designed to improve the growth and profitability of Washington Federal and its subsidiaries by attracting and retaining qualified personnel, providing such employees with a proprietary interest in Washington Federal as an incentive to contribute to the success of Washington Federal and its subsidiaries and rewarding those employees for outstanding performance and the attainment of targeted goals. The Incentive Plan provides for the grant of incentive stock options intended to comply with the requirements of Section 422 of the Code, non-qualified stock options, stock appreciation rights and restricted shares (collectively "Awards"). Awards will be available for grant to certain officers and employees of Washington Federal and any of its subsidiaries. If stockholder approval is obtained, options to acquire shares of Common Stock may be awarded to officers and employees of Washington Federal and its subsidiaries with an exercise price no less than the fair market value of the Common Stock on the date of grant.

DESCRIPTION OF THE INCENTIVE PLAN

     The following description of the Incentive Plan is a summary of its terms and is qualified in its entirety by reference to the Incentive Plan, a copy of which is attached hereto as Appendix A. Unless otherwise expressed, all capitalized terms shall be defined as set forth in the Incentive Plan.

     Administration. The Incentive Plan will be administered and interpreted by the Personnel and Stock Compensation Committee ("Committee"), which is appointed by the Board of Directors and is comprised solely of two or more non-employee directors. The members of the Committee will initially consist of Messrs. Harris (Chairman), Halvorson and Hanson.

     Stock Options. Under the Incentive Plan, the Committee will determine which officers and employees will be granted options, whether such options will be incentive stock options or non-qualified options, the number of shares subject to each option, the exercise price of such options, and when such options become exercisable. The per share exercise price of both an incentive stock option and a non-qualified stock option shall at least equal the fair market value of a share of Common Stock on the date the option is granted (and in the case of employees owning more than 10% of the total combined voting power of all classes of stock of Washington Federal, at least 110% of the fair market value of a share of Common Stock on the date the option is granted).

     Options granted under the Incentive Plan shall become vested and exercisable in the manner specified by the Committee. Notwithstanding the foregoing, no vesting shall occur after an optionee's employment or service with Washington Federal or one of its subsidiaries is terminated for any reason other than death, disability or retirement. Unless the Committee shall specifically state otherwise at the time an option is granted, all options granted shall become vested and exercisable in full on the date an optionee terminates his or her employment or service with Washington Federal or one of its subsidiaries because of his death or disability. In addition, all stock options will become vested and exercisable in full in the event there is an actual or threatened "Change in Control" of Washington Federal, as defined in the Incentive Plan.

     With the exception of incentive stock options granted to employees who own more than ten percent of the total combined voting power of all classes of stock of Washington Federal, each stock option or portion thereof shall be exercisable at any time on or after it vests and is exercisable until the earlier of ten years after its date of grant or three months after the date on which the optionees' employment terminates, unless extended by the Committee to a period not to exceed five years from such termination. Unless stated otherwise at the time an option is granted (i) if an optionee terminates his or her employment or service with Washington Federal or one of its subsidiaries, as a result of death, disability or retirement without having fully exercised his or her options, the optionee shall have twelve months following his or her death or termination due to disability or retirement to exercise such options. However, failure to exercise incentive stock options within three months (or twelve months for termination as a result of death of disability) after the date on which the Optionee's employment terminates may result in adverse tax consequences to the optionee. If an optionee dies while serving as an employee without having fully exercised his options, the optionee's executors, administrators, legatees or distributees of his estate shall have the right to exercise such options during the twelve months following his death, provided no option will be exercisable more than ten years from the date it was granted.

     No optionee shall have any voting or dividend or other rights of a stockholder in respect to any shares of Common Stock owned by an optionee prior to the time the optionee becomes the record holder of such shares. Stock options are non-transferable except by will or the laws of descent and distribution. Notwithstanding the foregoing, an optionee who holds non-qualified options may transfer such options to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only to the optionee who originally received the grant or to an individual or trust to whom the optionee could have initially transferred the option. Options which are so transferred shall be exercisable by the transferee according to the same terms and conditions as applied to the optionee.

     Payment for shares of Common Stock purchased upon the exercise of options may be made either in cash, or if permitted by the Committee, by delivering shares of Common Stock (including shares acquired pursuant to the exercise of an option) already owned by the optionee for at least six (6) months or other property equal in fair market value to the purchase price of the shares to be acquired pursuant to the option, by withholding some of the shares of Common Stock of Washington Federal which are being purchased upon exercise of an option, or any combination of the foregoing.

     Stock Appreciation Rights. Under the Incentive Plan, the Board of Directors or the Committee is authorized to grant rights to optionees of stock appreciation rights under which an optionee may surrender any exercisable incentive stock option or non-qualified stock option or part thereof in return for payment by Washington Federal to the optionee of cash or Common Stock in an amount equal to the excess of the fair market value of the shares of Common Stock subject to the option at the time over the option's exercise price of such shares, or a combination of cash and Common Stock. A stock appreciation right may be granted concurrently with the option to which it relates or at any time thereafter prior to the exercise or expiration of such option. Any election to exercise a stock appreciation right shall be made only during the period beginning on the 3rd business day following the release for publication of quarterly or annual financial statements required to be prepared and disseminated by Washington Federal pursuant to the requirements of the Exchange Act and ending on the 12th business day following such date.

     Restricted Shares. Employees of Washington Federal and its subsidiaries will also be eligible to receive restricted share awards pursuant to the Incentive Plan. The granting of restricted shares gives the recipient thereof the right to receive a specified number of shares of Common Stock. The Committee may specify the performance objectives and the period of duration of the restricted shares granted at the time that such restricted shares are granted. The restricted shares shall be restricted in accordance with a vesting schedule to be determined by the Committee. A participating employee may not transfer, assign or hypothecate his or her restricted shares.

     Restricted shares may be forfeited to Washington Federal upon termination of employment with Washington Federal or any of its subsidiaries for reasons and during a time period deemed appropriate by the Committee. A participating employee shall have with respect to restricted shares the same rights as holders of Common Stock unless limited by the Incentive Plan or the applicable Award agreement. Stock dividends paid on unvested restricted shares shall be treated as additional restricted shares.

     Number of Shares Covered by the Incentive Plan. A total of 2,800,000 shares of Common Stock, which is equal to 4.9% of the outstanding Common Stock as of November 30, 2001, has been reserved for future issuance pursuant to the Incentive Plan. In the event of a dividend or other distribution (whether in the form of cash, Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, Change in Control or exchange of Common Stock or other securities of Washington Federal, or other corporate transaction that affects the Common Stock, the number of shares to which any Award relates and the exercise price per share under any option or stock appreciation right may be adjusted by the Board of Directors at its sole discretion to reflect such increase or decrease in the total number of shares of Common Stock outstanding or such capital adjustment.

     Amendment and Termination of the Incentive Plan. Unless sooner terminated, the Incentive Plan shall continue in effect for a period of ten years from September 24, 2001. Termination of the Incentive Plan shall not affect any previously granted Awards.

     Federal Income Tax Consequences. Under current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the federal income tax treatment of incentive stock options and non-qualified stock options is different. With regard to incentive stock options, an optionee who meets certain holding period requirements will not recognize taxable income at the time the option is granted or at the time the option is exercised (although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to alternative minimum tax), and a federal income tax deduction generally will not be available to Washington Federal as a result of such grant or exercise. With respect to non-qualified stock options, the difference between the fair market value on the date of exercise and the option exercise price generally will be treated as taxable compensation income to the optionee upon exercise, and Washington Federal will be entitled to a deduction in the amount of such taxable income recognized by the optionee. Upon the exercise of a stock appreciation right, the holder will realize taxable income for federal income tax purposes equal to the fair market value of the amount received by him or her, whether in cash, shares of stock, or both, and Washington Federal generally will be entitled to a federal tax deduction in the same amount. A holder of restricted stock will realize taxable income at the earlier of the time that the restricted stock becomes either: (i) transferable or (ii) no longer subject to a substantial risk of forfeiture in an amount equal to the fair market value of the restricted stock on that date.

     Section 162(m) of the Code generally limits the deduction for certain compensation in excess of $1.0 million per year paid by a publicly-traded corporation to its chief executive officer and the four other most highly compensated executive officers ("Covered Executives"). Certain types of compensation, including compensation based on performance goals, are excluded from the $1.0 million deduction limitation. In order for compensation to qualify for this exception: (i) it must be paid solely on account of the attainment of one or more preestablished, objective performance goals; (ii) the performance goal must be established by a compensation committee consisting solely of two or more outside directors; (iii) the material terms under which the compensation is to be paid, including performance goals, must be disclosed to and approved by stockholders in a separate vote prior to payment; and (iv) prior to payment, the Committee must certify that the performance goals and any other material terms were in fact satisfied (the "Certification Requirement").

     Compensation attributable to a stock option or stock appreciation right is deemed to satisfy the requirement that compensation be paid solely on account of the attainment of one or more performance goals if: (i) the grant is made by a compensation committee consisting solely of two or more outside directors; (ii) the plan under which the option or stock appreciation right is granted states the maximum number of shares with respect to which options or stock appreciation rights may be granted during a specified period to any employee; and (iii) under the terms of the option or stock appreciation right, the amount of compensation the employee could receive is based solely on an increase in the value of the stock after the date of grant or Award. The Certification Requirement is not necessary if these other requirements are satisfied.

     The Incentive Plan has been designed to meet the requirements of Section 162(m) of the Code and, as a result, Washington Federal believes that compensation attributable to stock options and stock appreciation rights granted under the Incentive Plan in accordance with the foregoing requirements will be fully deductible under Section 162(m) of the Code. If the non-excluded compensation of a Covered Executive exceeds $1.0 million, however, compensation attributable to other Awards granted under other such plans may not be fully deductible unless the grant or vesting of the Award is contingent on the attainment of a performance goal determined by a compensation committee meeting the specified requirements and disclosed to and approved by the stockholders of Washington Federal. The Board believes that the likelihood of any impact on Washington Federal from the deduction limitation contained in Section 162(m) of the Code is remote at this time.

     The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

     Accounting Treatment. Stock appreciation rights will, in most cases, require a charge against the earnings of Washington Federal each year representing appreciation in the value of such rights over periods in which they become exercisable. Such charge is based on the difference between the exercise price specified in the related option and the current market price of the Common Stock. In the event of a decline in the market price of the Common Stock subsequent to a charge against earnings related to the estimated costs of stock appreciation rights, a reversal of prior charges is made in the amount of such decline (but not to exceed aggregate prior charges). Compensation expense for a restricted stock grant will be valued based on the fair market value of the stock on the date of grant, multiplied by the number of shares granted. This amount will be recorded as a contra equity account until the Award vests. As the restricted stock grant vests over time, the corresponding percentage of the total compensation expense is charged against earnings in that period.

     Neither the grant nor the exercise of an incentive stock option or a non-qualified stock option under the Incentive Plan currently requires any charge against earnings under generally accepted accounting principles. In October 1995, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards Board No. 123, "Accounting for Stock-Based Compensation," ("Statement") which is effective for transactions entered into after December 15, 1995. This Statement establishes financial accounting and reporting standards for stock-based employee compensation plans. This Statement defines a fair value method of accounting for an employee stock option or similar equity instrument and encourages all entities to adopt that method of accounting for all of their employee stock compensation plans. However, it also allows an entity to continue to measure compensation cost for those plans using the intrinsic value method of accounting prescribed by Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees." Under the fair value method, compensation cost is measured at the grant date based on the value of the award and is recognized over the service period, which is usually the vesting period. Under the intrinsic value method, compensation cost is the excess, if any, of the quoted market price of the stock at grant date or other measurement date over the amount an employee must pay to acquire the stock. Washington Federal anticipates that it will use the intrinsic value method, in which event pro forma disclosure will be included in the footnotes to Washington Federal's financial statements to show what net earnings and earnings per share would have been if the fair value method had been utilized. If Washington Federal elects to utilize the fair value method, its net income and earnings per share may be adversely affected.

     Stockholder Approval. No Awards granted under the Incentive Plan will be effective unless the Incentive Plan is approved by stockholders. Stockholder ratification of the Incentive Plan will also satisfy Nasdaq Stock Market listing and federal tax requirements.

     No Awards have been granted or are determinable under the Incentive Plan prior to the Annual Meeting.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR ADOPTION OF THE INCENTIVE PLAN.

                         RATIFICATION OF APPOINTMENT OF
                              INDEPENDENT AUDITORS

     At the Annual Meeting, stockholders of Washington Federal will be asked to ratify the appointment of Deloitte & Touche LLP as Washington Federal's independent auditors for the year ending September 30, 2002. This appointment was recommended by the Audit Committee of Washington Federal and approved by the Board of Directors of Washington Federal. If the stockholders of Washington Federal do not ratify the appointment of Deloitte & Touche LLP, then the Board of Directors of Washington Federal will reconsider the appointment.

     Deloitte & Touche LLP has advised Washington Federal that neither the firm nor any of its members has any direct or indirect financial interest in, or during the last three years, has had any other connection with Washington Federal other than the usual relationship, which exists between independent auditors and clients.

     The professional services rendered by Deloitte & Touche LLP during fiscal 2001 consisted of auditing Washington Federal's financial statements, services related to filings with Washington Federal's regulators and consultations on matters related to taxes, accounting and financial reporting.

     The fees billed for services rendered to Washington Federal by Deloitte & Touche LLP for fiscal year 2001 were as follows:

Audit Fees..................................................  $133,000
Financial Information Systems Design and Implementation
  Fees......................................................  $      0
All Other Fees..............................................  $ 14,700

     A representative of Deloitte & Touche LLP will be present at the Annual Meeting and available to respond to appropriate questions and will be given an opportunity to make a statement if the representative chooses to do so.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE BY STOCKHOLDERS FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS WASHINGTON FEDERAL'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2002.

                                 OTHER MATTERS

     Management is not aware of any business to come before the Annual Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

     The cost of the solicitation of proxies will be borne by Washington Federal. Washington Federal will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and employees of Washington Federal may solicit proxies personally or by telephone without additional compensation.

                             STOCKHOLDER PROPOSALS

     Any proposal which a stockholder wishes to have included in the proxy solicitation materials to be used in connection with the next Annual Meeting of Stockholders of Washington Federal must be received at the main office of Washington Federal no later than August 23, 2002. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for the next Annual Meeting of Stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

     No stockholder proposals were submitted in connection with this Annual Meeting. Stockholder proposals that are not submitted for inclusion in Washington Federal's proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Section 2.15 of Washington Federal's Bylaws, which provides that business at an annual meeting of stockholders must be (a) properly brought before the meeting by or at the direction of the Board of Directors, or (b) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of Washington Federal. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of Washington Federal not later than 90 days prior to the anniversary date of the mailing of proxy materials by Washington Federal in connection with the immediately preceding Annual Meeting of Stockholders of Washington Federal, or not later than September 22, 2002 in connection with the Annual Meeting of Stockholders for the year 2003 of

Washington Federal. Such stockholder's notice is required to set forth certain information specified in Washington Federal's Bylaws.

                                 ANNUAL REPORTS

     Stockholders of Washington Federal as of the record date for the Annual Meeting are being forwarded a copy of Washington Federal's Annual Report to Stockholders for the year ended September 30, 2001 (the "Annual Report"). Included in the Annual Report are the consolidated statements of financial condition of Washington Federal as of September 30, 2001 and 2000 and the related consolidated statements of operations, stockholders' equity and cash flows for each of the years in the three-year period ended September 30, 2001, prepared in accordance with generally accepted accounting principles, and the related report of Washington Federal's independent auditors. The Annual Report is not a part of this Proxy Statement.

     UPON RECEIPT OF A WRITTEN REQUEST, WASHINGTON FEDERAL WILL FURNISH TO ANY STOCKHOLDER WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FILED WITH THE SEC UNDER THE EXCHANGE ACT FOR THE YEAR ENDED SEPTEMBER 30, 2001. UPON WRITTEN REQUEST AND A PAYMENT OF A COPYING CHARGE OF $.10 PER PAGE, WASHINGTON FEDERAL WILL FURNISH TO ANY SUCH STOCKHOLDER A COPY OF THE EXHIBITS TO THE ANNUAL REPORT ON FORM 10-K. SUCH WRITTEN REQUESTS SHOULD BE DIRECTED TO RONALD
L. SAPER, EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, WASHINGTON FEDERAL, INC., 425 PIKE STREET, SEATTLE, WASHINGTON 98101. THE ANNUAL REPORT ON FORM 10-K IS NOT A PART OF THIS PROXY STATEMENT.

                                                                      APPENDIX A

                            WASHINGTON FEDERAL, INC.
                         2001 LONG-TERM INCENTIVE PLAN

                                   ARTICLE I

                           ESTABLISHMENT OF THE PLAN

     Washington Federal, Inc. (the "Corporation") hereby establishes this 2001 Long-Term Incentive Plan (the "Plan") upon the terms and conditions hereinafter stated.

                                   ARTICLE II

                              PURPOSE OF THE PLAN

     The purpose of the Plan is to improve the growth and profitability of the Corporation and its Subsidiary Companies by attracting and retaining qualified personnel in key positions, providing such key Employees with a proprietary interest in the Corporation as an incentive to contribute to the success of the Corporation and its Subsidiary Companies and rewarding those key Employees for outstanding performance and the attainment of targeted goals. All Incentive Stock Options issued under this Plan are intended to comply with the requirements of Section 422 of the Code, and the regulations thereunder, and all provisions hereunder shall be read, interpreted and applied with that purpose in mind.

                                  ARTICLE III

                                  DEFINITIONS

     3.01 "Award" means an Option, Stock Appreciation Right or Restricted Shares granted pursuant to the terms of this Plan.

     3.02 "Award Agreement" means the agreement executed by a Participant in connection with the granting of an Award.

     3.03  "Board" means the Board of Directors of the Corporation.

     3.04 "Code" means the Internal Revenue Code of 1986, as amended from time to time or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.

     3.05 "Committee" means a committee of two or more directors appointed by the Board pursuant to Article IV hereof, none of whom shall be an Officer or Employee of the Corporation or any Subsidiary Company, and each of whom shall be a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act and an "outside director" within the meaning of Section 162(m) of the Code.

     3.06 "Common Stock" means shares of the common stock, $1.00 par value per share, of the Corporation.

     3.07 "Disability" means any physical or mental impairment which qualifies an Employee for disability benefits under the applicable long-term disability plan maintained by the Corporation or a Subsidiary Company, or, if no such plan applies, which would qualify such Employee for disability benefits under the long-term disability plan maintained by the Corporation if such Employee were covered by that plan.

     3.08 "Effective Date" means September 24, 2001, the date on which this Plan was adopted by the Board.

     3.09 "Employee" means any person who is employed by the Corporation or a Subsidiary Company, including Officers, but not including directors who are not also Officers of or otherwise employed by the Corporation or a Subsidiary Company.

     3.10 "Exchange Act" means the Securities Exchange Act of 1934, as in effect and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.

     3.11 "Fair Market Value" shall be equal to the fair market value per share of the Corporation's Common Stock on the date an Award is granted. For purposes hereof, the Fair Market Value of a share of Common Stock shall be the closing sale price on the date in question of a share of Common Stock on the principal United States securities exchange registered under the Exchange Act on which such stock is listed, or, if such stock is not listed on any such exchange, the closing sale price with respect to a share of such stock on the date in question on the National Corporation of Securities Dealers Automated Quotation System or any system then in use, or if no such quotations are available, the Fair Market Value on the date in question of a share of such stock as determined by the Board in good faith.

     3.12 "Incentive Stock Option" means any Option granted under this Plan which the Board intends (at the time it is granted) to be (and specifically designates as) an incentive stock option within the meaning of Section 422 of the Code.

     3.13 "Non-Qualified Option" means any Option granted under this Plan which is not an Incentive Stock Option.

     3.14 "Officer" means an Employee whose position in the Corporation or Subsidiary Company is that of a corporate officer, as determined by the Board.

     3.15  "Option" means a right granted under this Plan to purchase Common
Stock.

     3.16 "Participant" means any individual who is selected from time-to-time to receive an Award under the Plan.

     3.17 "Restricted Shares" means the restricted shares of Common Stock granted pursuant to the provisions of Section 8.11 of the Plan and the relevant Restricted Share Award Agreement.

     3.18 "Retirement" means a termination of employment which constitutes a "retirement" under any applicable qualified pension benefit plan maintained by the Corporation or a Subsidiary Company, or, if no such plan is applicable, which would constitute "retirement" under the Corporation's Employee Retirement Plan, if such individual were a participant in that Plan.

     3.19 "Stock Appreciation Right" means a right to surrender an Option in consideration for a payment by the Corporation in cash and/or Common Stock, as provided in the discretion of the Committee in accordance with Section 8.10.

     3.20 "Subsidiary Companies" means those subsidiaries of the Corporation which meet the definition of "subsidiary corporations" set forth in Section 424(f) of the Code, at the time of granting of the Award in question.

                                   ARTICLE IV

                           ADMINISTRATION OF THE PLAN

     4.01 Duties of the Committee. The Plan shall be administered and interpreted by the Committee as appointed from time to time by the Board pursuant to Section 4.02 of the Plan. The Committee shall have all of the powers allocated to it in this and other Sections of the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any Award granted under it shall be final and binding. The Committee shall act by vote or written consent of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. It may appoint one of its members to be chairman and any person, whether or not a member, to be its secretary or agent. The Committee shall report its actions and decisions to the Board at appropriate times but in no event less than one time per Plan Year. The Committee may designate persons other than members of the Committee to carry out the day-to-day ministerial administration of the Plan under such conditions and limitations as it may prescribe, except that the Committee may not delegate its authority with regard to the selection for participation in the Plan and/or the granting of any Awards to Employees.

     4.02 Role of the Board. The members of the Committee shall be appointed by, and will serve at the pleasure of, the Board. The Board from time to time may remove members from, or add members to, the Committee, provided the Committee shall continue to consist of two or more members of the Board, none of whom shall be an Officer or Employee of the Corporation or any Subsidiary Company, and each of whom shall be a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act and an "outside director" within the meaning of the Section 162(m) of the Code.

     4.03 Revocation for Misconduct. The Board may by resolution immediately revoke, rescind and terminate any Option or Restricted Share Award, or portion thereof, to the extent not yet vested, or any Stock Appreciation Right, to the extent not yet exercised, previously granted or awarded under this Plan to an Employee who is discharged from the employ of the Corporation or a Subsidiary Company for cause, which, for purposes hereof, shall mean termination because of personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order.

     4.04 Limitation on Liability. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall indemnify such member against all liabilities and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and its Subsidiary Companies and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

     4.05 Compliance with Law and Regulations. The Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable. Moreover, no Option or Stock Appreciation Right may be exercised and no Restricted Shares of Common Stock may be issued if such exercise or the issuance of such shares of Common Stock would be contrary to applicable laws and regulations.

     4.06 Restriction on Transfer. The Corporation may place a legend upon any certificate representing shares purchased or received pursuant to an Award granted hereunder noting that the transfer of such shares may be restricted by applicable laws and regulations.

                                   ARTICLE V

                                  ELIGIBILITY

     Awards may be granted to key Employees of the Corporation and its Subsidiary Companies. The designation of an Employee as a key Employee shall be left to the discretion of the Committee. Awards may not be granted to individuals who are not Employees of either the Corporation or its Subsidiary Companies.

                                   ARTICLE VI

                        COMMON STOCK COVERED BY THE PLAN

     6.01 Option Shares. The aggregate number of shares of Common Stock for which Awards may be granted under the Plan, subject to adjustment as provided in
Article IX shall be 2,800,000. None of such shares shall be the subject of more than one Award at any time. If any Awards expire unexercised or are forfeited, surrendered, canceled, terminated or settled in cash in lieu of Common Stock, the shares of Common Stock which were theretofore subject (or potentially subject) to such Awards shall again be available for Awards under the Plan to the extent of such expiration, forfeiture, surrender, cancellation, termination or settlement of such Awards.

     6.02 Source of Shares. The shares of Common Stock issued under the Plan may be authorized but unissued shares, treasury shares or shares purchased by the

Corporation from shareholders in public or private transactions for use under the Plan.

                                  ARTICLE VII

                DETERMINATION OF AWARDS, NUMBER OF SHARES, ETC.

     The Committee shall, in its discretion, determine from time to time which key Employees will be granted Awards under the Plan, the number of shares of Common Stock subject to each Award, whether each Option will be an Incentive Stock Option or a Non-Qualified Option, the exercise price of such Option and the terms of any Award of Restricted Shares. In making all such determinations there shall be taken into account the duties, responsibilities and performance of each respective Employee, his present and potential contributions to the growth and success of the Corporation, his salary and such other factors as the Committee shall deem relevant to accomplishing the purposes of the Plan.

                                  ARTICLE VIII

                   OPTION AND STOCK APPRECIATION RIGHT TERMS

     Each Option granted under the Plan shall be on the following terms and conditions:

     8.01 Stock Option Agreement. The proper Officers of the Corporation and each Participant shall execute a Stock Option Award Agreement which shall set forth the total number of shares of Common Stock to which it pertains, the exercise price, whether it is a Non-Qualified Option or an Incentive Stock Option, and such other terms, conditions, restrictions and privileges as the Committee in each instance shall deem appropriate, provided they are not inconsistent with the terms, conditions and provisions of this Plan. Each Participant shall receive a copy of his executed Stock Option Award Agreement.

     8.02  Option Exercise Price.

     (a) Incentive Stock Options. The per share price at which the subject Common Stock may be purchased upon exercise of an Incentive Stock Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted, except as provided in Section 8.09(b) below.

     (b) Non-Qualified Options. The per share price at which the subject Common Stock may be purchased upon exercise of a Non-Qualified Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Non-Qualified Option is granted.

     8.03  Vesting and Exercise of Options.

     (a) General Rules. Incentive Stock Options and Non-Qualified Options shall become vested and exercisable at the rate and to the extent specified by the Committee, provided, however, that in the case of any Option exercisable within the first six months following the date the Option is granted, the shares of Common Stock received upon exercise of such Option may not be sold or disposed of by the Participant for the first six months following the date of grant. Notwithstanding the foregoing, no vesting shall occur on or after a Participant's employment with the Corporation and all Subsidiary Companies is terminated for any reason other than his death, Disability or Retirement. In determining the number of shares of Common Stock with respect to which Options are vested and/or exercisable, fractional shares will be rounded down to the nearest whole number.

     (b) Accelerated Vesting Upon Death or Disability. Unless the Committee shall specifically state otherwise at the time an Option is granted, all Options granted under this Plan shall become vested and exercisable in full on the date a Participant terminates his employment with the Corporation or a Subsidiary Company because of his death or Disability.

     (c) Accelerated Vesting for Changes in Control. Notwithstanding the general rule described in Section 8.03(a), all outstanding Options shall become immediately vested and exercisable in the event there is an actual or threatened change in control of the Corporation.

          (1) Change in Control. A "change in control of the Corporation" shall mean a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, whether or not the Corporation in fact is required to comply with Regulation 14A thereunder: provided that, without limitation, such a change in control shall be deemed to have occurred if
     (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than the Corporation, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding securities, or (ii) during any period of twenty-four consecutive months during the term of an Option, individuals who at the beginning of such period constitute the Board of the Corporation cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's stockholders, of each director who was not a director at the date of grant has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period.

          (2) Threatened Change in Control. A "threatened change in control of the Corporation" shall mean any set of circumstances which in the opinion of the Board, as expressed through a resolution, poses a real, substantial and immediate possibility of leading to a change in control of the Corporation as defined in clause (1) above.

     8.04  Duration of Options.

     (a) General Rule. Except as provided in Sections 8.04(b) and 8.09, each Option or portion thereof shall be exercisable at any time on or after it vests and becomes exercisable until the earlier of (i) ten (10) years after its date of grant, or (ii) three (3) months after the date on which the Participant ceases to be employed by the Corporation and all Subsidiary Companies, unless the Committee in its discretion decides to extend such period of exercise upon termination of employment from three (3) months to a period not exceeding five
(5) years. In no event, however, shall any Option be exercisable more than ten
(10) years from the date it was granted.

     (b) Exceptions for Terminations Due to Death, Disability or Retirement. If a Participant dies while in the employ of the Corporation or a Subsidiary Company or terminates employment with the Corporation or a Subsidiary Company as a result of Disability or Retirement without having fully exercised his Options, the Participant or the executors, administrators, legatees or distributees of his estate shall have the right, during the twelve-month period following the earlier of his death, Disability or Retirement, to exercise such Options to the extent vested on the date of such death, Disability or Retirement. In no event, however, shall any Option be exercisable more than ten (10) years from the date it was granted.

     8.05 Nonassignability. Options shall not be transferable by a Participant except by will or the laws of descent or distribution, and during a Participant's lifetime shall be exercisable only by such Participant.

     8.06 Manner Of Exercise. Options may be exercised in part or in whole and at one time or from time to time. The procedures for exercise shall be set forth in the written Stock Option Agreement provided for in Section 8.01 above.

     8.07 Payment for Shares. Payment in full of the purchase price for shares of Common Stock purchased pursuant to the exercise of any Option shall be made to the Corporation upon exercise of the Option. All shares sold under the Plan shall be fully paid and nonassessable. Payment for shares may be made by the Participant in cash or, at the discretion of the Committee, by delivering shares of Common Stock (including shares acquired pursuant to the exercise of an Option) already owned by the Participant for at least six (6) months or other property equal in Fair Market Value to the purchase price of the shares to be acquired pursuant to the Option, by withholding some of the shares of Common Stock which are being purchased upon exercise of an Option, by any combination of the foregoing, or by any other form of payment acceptable to the Committee.

     8.08 Voting and Dividend Rights. No Participant shall have any voting or dividend rights or other rights of a stockholder in respect of any shares of Common Stock covered by an Option prior to the time that his name is recorded on the Corporation's stockholder ledger as the holder of record of such shares acquired pursuant to an exercise of an Option.

     8.09 Additional Terms Applicable to Incentive Stock Options. All Options issued under the Plan as Incentive Stock Options will be subject, in addition to the terms detailed in Sections 8.01 - 8.08 above, to those contained in this
Section 8.09.

     (a) Notwithstanding any contrary provisions contained elsewhere in this Plan, the aggregate Fair Market Value, determined as of the time an Incentive Stock Option is granted, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year, under this Plan and stock options that satisfy the requirements of Section 422 of the Code under any other stock option plan or plans maintained by the Corporation (or any parent or Subsidiary Company), shall not exceed $100,000.

     (b) Limitation of Ten Percent Stockholders. The price at which shares of Common Stock may be purchased upon exercise of an Incentive Stock Option granted to an individual who, at the time such Incentive Stock Option is granted, owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock issued to stockholders of the Corporation or any Subsidiary Company, shall be no less than one hundred and ten percent (110%) of the Fair Market Value of a share of the Common Stock of the Corporation at the time of grant, and such Incentive Stock Option shall by its terms not be exercisable after the earlier of the date determined under Section 8.03 or the expiration of five (5) years from the date such Incentive Stock Option is granted.

     (c) Notice of Disposition; Withholding; Escrow. A Participant shall immediately notify the Corporation in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of

Section 421 of the Code) of any shares of Common Stock acquired through exercise of an Incentive Stock Option, within two (2) years after the grant of such Incentive Stock Option or within one (1) year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed of. The Corporation shall be entitled to withhold from any compensation or other payments then or thereafter due to the Participant such amounts as may be necessary to satisfy any withholding requirements of federal or state law or regulation and, further, to collect from the Participant any additional amounts which may be required for such purpose. The Committee may, in its discretion, require shares of Common Stock acquired by a Participant upon exercise of an Incentive Stock Option to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this Section 8.09(c).

     8.10  Stock Appreciation Rights.

     (a) General Terms and Conditions. The Committee may, but shall not be obligated to, authorize the Corporation, on such terms and conditions as it deems appropriate in each case, to grant rights to Participants to surrender an exercisable Option, or any portion thereof, in consideration for the payment by the Corporation of an amount equal to the excess of the Fair Market Value of the shares of Common Stock subject to the Option, or portion thereof, surrendered over the exercise price of the Option with respect to such shares (any such authorized surrender and payment being hereinafter referred to as a "Stock Appreciation Right"). Such payment, at the discretion of the Committee, may be made in shares of Common Stock valued at the then Fair Market Value thereof, or in cash, or partly in cash and partly in shares of Common Stock.

     The terms and conditions set with respect to a Stock Appreciation Right may include (without limitation), subject to the other provisions of this Section
8.10 and the Plan: the period during which, date by which or event upon which the Stock Appreciation Right may be exercised; the method for valuing shares of Common Stock for purposes of this Section 8.10; a ceiling on the amount of consideration which the Corporation may pay in connection with exercise and cancellation of the Stock Appreciation Right; and arrangements for income tax withholding. The Committee shall have the complete discretion to determine whether, when and to whom Stock Appreciation Rights may be granted.

     (b) Time Limitations. Any election by a Participant to exercise a Stock Appreciation Right provided pursuant to this Section 8.10 shall be made only during the period beginning on the third business day following the release for publication of quarterly or annual financial information required to be prepared and disseminated by the Corporation pursuant to the requirements of the Exchange Act and ending on the twelfth business day following such date. The aforesaid release date shall be deemed to have occurred when the specified financial data appears on or in a wire service, financial news service or newspaper of general circulation or is otherwise first made publicly available.

     If a holder of a Stock Appreciation Right terminates service with the Corporation as an Officer or Employee, the Stock Appreciation Right may be exercised only within the period, if any, within which the Option to which it relates may be exercised.

     (c) Effects of Exercise of Stock Appreciation Rights or Options. Upon the exercise of a Stock Appreciation Right, the number of shares of Common Stock available under the Option to which it relates shall decrease by a number equal to the number of shares for which the Stock Appreciation Right was exercised. Upon the exercise of an Option, any related Stock Appreciation Right shall terminate as to any number of shares of Common Stock subject to the Stock Appreciation Right that exceeds the total number of shares for which the Option remains unexercised.

     (d) Time of Grant. A Stock Appreciation Right may be granted concurrently with the Option to which it relates or at any time thereafter prior to the exercise or expiration of such Option.

     (e) Non-Transferable. The holder of a Stock Appreciation Right may not transfer or assign the Stock Appreciation Right otherwise than by will or in accordance with the laws of descent and distribution, and during a holder's lifetime a Stock Appreciation Right may be exercisable only by the holder.

     (f) Tandem Incentive Stock Option -- Stock Appreciation Right. Whenever an Incentive Stock Option and a Stock Appreciation Right authorized hereunder are granted together and the exercise of one affects the right to exercise the other, the following requirements apply:

          (1) The Stock Appreciation Right shall expire no later than the expiration of the underlying Incentive Stock Option;

          (2) The payment available under the Stock Appreciation Right may not exceed the difference between the exercise price of the underlying Option and the Fair Market Value of the Common Stock subject to the underlying Option at the time the Stock Appreciation Right is exercised;

          (3) The Stock Appreciation Right is transferable only when the underlying Incentive Stock Option is transferable, and under the same conditions;

          (4) The Stock Appreciation Right may be exercised only when the underlying Incentive Stock Option is eligible to be exercised; and

          (5) The Stock Appreciation Right may be exercised only when the Fair Marker Value of the Common Stock subject to the Option exceeds the exercise price of the Common Stock subject to the Option.

     8.11  Restricted Shares.

     (a) Terms and Conditions. Grants of Restricted Shares shall be subject to the terms and conditions set forth in this Section 8.11 and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Committee shall set forth in the relevant Restricted Share Award Agreement. Restricted Shares may be granted alone or in addition to any other Awards under the Plan. Subject to the terms of the Plan, the Committee shall determine the number of Restricted Shares to be granted to a Participant and the Committee may provide or impose different terms and conditions on any particular Restricted Share grant made to any Participant. With respect to each Participant receiving an Award of Restricted Shares, there shall be issued a stock certificate (or certificates) in respect of such Restricted Shares. Such stock certificate(s) shall be registered in the name of such Participant, shall be accompanied by a stock power duly executed by such Participant, and shall bear, among other required legends, the following legend:

          "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including, without limitation, forfeiture events) contained in the Washington Federal, Inc. 2001 Long-Term Incentive Plan and an Award Agreement entered into between the registered owner hereof and Washington Federal, Inc. Copies of such Plan and Award Agreement are on file in the office of the Secretary of Washington Federal, Inc., 425 Pike Street, Seattle, Washington 98101. Washington Federal, Inc. will furnish to the recordholder of the certificate, without charge and upon written request at its principal place of business, a copy of such Plan and Award Agreement. Washington Federal, Inc. reserves the right to refuse to record the transfer of this certificate until all such restrictions are satisfied, all such terms are complied with and all such conditions are satisfied."

     Such stock certificate evidencing such shares shall, in the sole discretion of the Committee, be deposited with and held in custody by the Corporation until the restrictions thereon shall have lapsed and all of the terms and conditions applicable to such grant shall have been satisfied.

     (b) Restricted Share Grants. A grant of Restricted Shares is an Award of shares of Common Stock granted to a Participant, subject to such restrictions, terms and conditions as the Committee deems appropriate, including, without limitation, (1) restrictions on the sale, assignment, transfer, hypothecation or other disposition of such shares, (2) the requirement that the Participant deposit such shares with the Corporation while such shares are subject to such restrictions, and (3) the requirement that such shares be forfeited upon termination of employment for specified reasons within a specified period of time or for other reasons (including, without limitation, the failure to achieve designated performance goals). Each Participant receiving an Award of Restricted Shares under the Plan shall enter into an Award Agreement with the Company in a form specified by the Committee. Each such Participant shall agree to the restrictions, terms, and conditions of the Award set forth therein and in the Plan.

     (c) Restriction Period. In accordance with Sections 8.11(a) and 8.11(b) and 8.2 of the Plan and unless otherwise determined by the Committee (in its sole discretion) at any time and from time to time, Restricted Shares shall only become unrestricted and vested in the Participant in accordance with such vesting schedule relating to such Restricted Shares, if any, as the Committee may establish in the relevant Award Agreement (the "Restriction Period"). During the Restriction Period, such stock shall be and remain unvested and a Participant may not sell, assign, transfer, pledge, encumber or otherwise dispose of or hypothecate such Award. Upon satisfaction of the vesting schedule and any other applicable restrictions, terms and conditions, the Participant shall be entitled to receive payment of the Restricted Shares or a portion thereof, as the case may be, as provided in Section 8.11(d) of the Plan.

     (d) Payment of Restricted Share Grants. After the satisfaction and/or lapse of the restrictions, terms and conditions established by the Committee in respect of a grant of Restricted Shares, a new certificate, without the legend set forth in Section 8.11(a) of the Plan, for the number of shares of Common Stock which are no longer subject to such restrictions, terms and conditions shall, as soon as practicable thereafter, be delivered to the Participant.

     (e) Shareholder Rights. A Participant shall have, with respect to the shares of Common Stock underlying a grant of Restricted Shares, all of the rights of a shareholder of such stock (except as such rights are limited or restricted under the Plan or in the relevant Award Agreement). Any stock dividends paid in respect of unvested Restricted Shares shall be treated as additional Restricted Shares and shall be subject to the same restrictions and other terms and conditions that apply to the unvested Restricted Shares in respect of which such stock dividends are issued.

     (f) Accelerated Vesting for Changes in Control. Unless otherwise provided in the applicable Award Agreement, all restrictions, terms and conditions applicable to all Restricted Shares then outstanding shall be deemed lapsed and satisfied as of the date of an actual or threatened change in control of the Corporation (as defined in Section 8.03(c)).

                                   ARTICLE IX

                  CHANGES IN CAPITALIZATION AND OTHER MATTERS

     9.01 No Corporate Action Restriction. The existence of the Plan, any Award Agreement and/or the Awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the shareholders of the Corporation to make or authorize (a) any adjustment, recapitalization, reorganization or other changes in the Corporation's or any Subsidiary Company's capital structure or its business, (b) any merger, consolidation or change in the ownership of the Corporation or any Subsidiary Company, (c) any issue of bonds, debentures, capital, preferred or prior preference stocks ahead of or affecting the Corporation's or any Subsidiary Company's capital stock or the rights thereof, (d) any dissolution or liquidation of the Corporation or any Subsidiary Company, (e) any sale or transfer of all or any part of the Corporation's or any Subsidiary Company's assets or business, or (f) any other corporate act or proceeding by the Corporation or any Subsidiary Company. No Participant, beneficiary or any other person shall have any claim against any member of the Board or the Committee, the Corporation or any Subsidiary Company, or any Employees, Officers, shareholders or agents of the Corporation or any Subsidiary Company, as a result of any such action.

     9.02 Recapitalization Adjustments. In the event that the Board determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, Change in Control or exchange of Common Stock or other securities of the Corporation, or other corporate transaction or event affects the Common Stock such that an adjustment is determined by the Board, in its sole discretion, to be necessary or appropriate in order to prevent dilution or enlargement of benefits or potential benefits intended to be made available under the Plan, the Board may, in such manner as it in good faith deems equitable, adjust any or all of (i) the number of shares of Common Stock or other securities of the Corporation (or number and kind of other securities or property) with respect to which Awards may be granted, (ii) the number of shares of Common Stock or other securities of the Corporation (or number and kind of other securities or property) subject to outstanding Awards, and (iii) the exercise price with respect to any Stock Option, or make provision for an immediate cash payment to the holder of an outstanding Award in consideration for the cancellation of such Award.

     9.03 Mergers. If the Corporation enters into or is involved in any merger, reorganization, Change in Control or other business combination with any person or entity (a "Merger Event"), the Board may, prior to such Merger Event and effective upon such Merger Event, take such action as it deems appropriate, including, but not limited to, replacing such Stock Options and/or Stock Appreciation Rights with substitute stock options and/or stock appreciation rights in respect of the shares, other securities or other property of the surviving corporation or any affiliate of the surviving corporation on such terms and conditions, as to the number of shares, pricing and otherwise, which shall substantially preserve the value, rights and benefits of any affected Stock Options or Stock Appreciation Rights granted hereunder as of the date of the consummation of the Merger Event. Notwithstanding anything to the contrary in the Plan, if any Merger Event or Change in Control occurs, the Corporation shall have the right, but not the obligation, to cancel each Participant's Stock Options and/or Stock Appreciation Rights and to pay to each affected Participant in connection with the cancellation of such Participant's Stock Options and/or Stock Appreciation Rights, an amount equal to the excess of the Fair Market Value, as determined by the Board, of the Common Stock underlying any unexercised Stock Options or Stock Appreciation Rights (whether then exercisable or not) over the aggregate exercise price of such unexercised Stock Options and/or Stock Appreciation Rights. Upon receipt by an affected Participant of any such substitute stock options, stock appreciation rights (or payment) as a result of any such Merger Event, such Participant's affected Stock Options and/or Stock Appreciation Rights for which such substitute options and/or stock appreciation rights (or payment) were received shall be thereupon cancelled without the need for obtaining the consent of any such affected Participant.

                                   ARTICLE X

                     AMENDMENT AND TERMINATION OF THE PLAN

     The Board may, by resolution, at any time terminate, amend or revise the Plan with respect to any shares of Common Stock as to which Awards have not been granted, subject to any required stockholder approval or any stockholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the Participant, alter or impair any Award previously granted under the Plan as specifically authorized herein. The Board may not (a) make any change that would disqualify the Plan or any other plan of the Corporation or any Subsidiary Company intended to be so qualified, from the benefits provided under Sections 422 and 162(m) of the Code, or any successor provisions thereto, or (b) increase the number of shares of Common Stock available for Award, pursuant to Section 6.01 without shareholder approval.

                                   ARTICLE XI

                               EMPLOYMENT RIGHTS

     Neither the Plan nor the grant of any Awards hereunder nor any action taken by the Committee or the Board in connection with the Plan shall create any right on the part of any Employee of the Corporation or a Subsidiary Company to continue in the employ of the Corporation or a Subsidiary Company.

                                  ARTICLE XII

                                  WITHHOLDING

     The Corporation shall have the right to deduct from any payment or settlement under the Plan, including, without limitation, the exercise of any Stock Option or Stock Appreciation Right, or the delivery, transfer or vesting of any Common Stock or Restricted Shares, any federal, state, local or other taxes of any kind which the Committee, in its sole discretion, deems necessary to be withheld to comply with the Code and/or any other applicable law, rule or regulation. Shares of Common Stock may be used to satisfy any such tax withholding. Such Common Stock shall be valued based on the Fair Market Value of such stock as of the date the tax withholding is required to be made, such date to be determined by the Committee. In addition, the Corporation shall have the right to require payment from a Participant to cover any applicable withholding or other employment taxes due upon any payment or settlement under the Plan.

                                  ARTICLE XIII

                        EFFECTIVE DATE OF THE PLAN; TERM

     13.01 Effective Date of the Plan. This Plan shall become effective on the Effective Date, and Awards may be granted hereunder on or after the Effective Date and prior to the termination of the Plan, However, no Option or Stock Appreciation Right may be exercised and no Restricted Shares may vest unless this Plan is approved by a vote of the holders of a majority of the outstanding voting shares of the Corporation at a meeting of stockholders of the Corporation held within twelve (12) months following adoption of this Plan by the Board.

     13.02 Term of Plan. Unless sooner terminated, the Plan shall remain in effect for a period of ten (10) years ending on the tenth anniversary of the Effective Date. Termination of the Plan shall not affect any Awards previously granted and such Awards shall remain valid and in effect until they have been fully exercised or earned, are surrendered or by their terms expire or are forfeited.

                                  ARTICLE XIV

                                 MISCELLANEOUS

     14.01 Governing Law. To the extent not governed by federal law, this Plan shall be construed under the laws of the State of Washington.

     14.02 Pronouns. Whenever appropriate, the masculine pronoun shall include the feminine pronoun, and the singular shall include the plural.

     14.03 Code Section 162(m) Compliance. Restricted Shares, and other Awards subject to performance criteria that are intended to be "qualified performance-based compensation" within the meaning of Section 162(m) of the Code shall be paid solely on account of the attainment of one or more pre-established, objective performance goals within the meaning of Section 162(m) and the regulations thereunder. Until otherwise determined by the Committee, the performance goals shall be the attainment of pre-established levels of any of net income, market price per share, earnings per share, return on equity, return on capital employed and/or cash flow. The payout of any such Award to a Covered Employee may be reduced, but not increased, based on the degree of attainment of other performance criteria or otherwise at the discretion of the Committee. For purposes of the Plan, "Covered Employee" has the same meaning as set forth in Section 162(m) of the Code.

REVOCABLE PROXY


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

                            WASHINGTON FEDERAL, INC.
                 425 PIKE STREET, SEATTLE, WASHINGTON 98101-2334

The undersigned hereby appoints the Board of Directors as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent the undersigned and to vote as designated below, all the shares of Common Stock of Washington Federal, Inc. ("Washington Federal") held of record by the undersigned on November 30, 2001, at the Annual Meeting of Stockholders to be held at the Seattle Sheraton Hotel, 1400 Sixth Avenue, Seattle, Washington, on January 23, 2002, or at any adjournment thereof (the "Annual Meeting").

         This proxy may be revoked at any time before it is exercised.




--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -


                         [WASHINGTON FEDERAL, INC LOGO]

                                                           Please mark
                                                          your votes as     [X]
                                                           indicated in
                                                          this example.



                                              FOR                WITHHOLD
                                        all nominees named       AUTHORITY
                                        (except as marked     to vote for all
                                        to the contrary)       named nominees
1. ELECTION OF DIRECTORS:                     [ ]                   [ ]
   Nominees for a three-year term:
   01 Anna C. Johnson
   02 Charles R. Richmond

   (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

                                                       FOR    AGAINST   ABSTAIN
2. Proposal to approve and adopt the Washington        [ ]      [ ]       [ ]
   Federal 2001 Long-Term Incentive Plan.

                                                       FOR    AGAINST   ABSTAIN
3. Proposal to ratify the appointment of Deloitte &    [ ]      [ ]       [ ]
   Touche LLP as the independent auditors of Washington Federal for fiscal year 2002.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, then this proxy will be voted for the nominees named under Proposal 1 below and for Proposals 2 and 3. In the discretion of the Proxies, shares may be voted cumulatively so as to elect the maximum number of nominees for director.


          _____   The undersigned hereby acknowledges receipt of a Notice of
               |  Annual Meeting of Stockholders of Washington Federal called
               |  for the 23rd day of January 2002 and a Proxy Statement for
               |  such Annual Meeting prior to the signing of this proxy.
               |
                  IN VIEW OF THE IMPORTANCE OF THE ACTION TO BE TAKEN AND TO
                  SAVE THE COST OF FURTHER PROXY SOLICITATION, WE URGE YOU TO
                  MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE
                  ENCLOSED ENVELOPE.


Signature(s)__________________________________________________ Date____________

Please sign exactly as your name appears on the stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If executed by a corporation, sign full corporate name by a duly authorized officer.


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                         [WASHINGTON FEDERAL, INC LOGO]

                         Annual Meeting of Stockholders
                           Wednesday, January 23, 2002
                                  2:00 p.m. PST
                             Seattle Sheraton Hotel
                                1400 Sixth Avenue
                               Seattle, Washington